UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) May 31, 2011

Endo Pharmaceuticals Holdings Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	001-15989	13-4022871
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Endo Boulevard

Chadds Ford, Pennsylvania 19317

(Address of principal executive offices, including zip code)

(610) 558-9800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

In connection with Endo Pharmaceuticals Holdings Inc.’s proposed private financing transaction, it anticipates disclosing to prospective financers certain information that has not been previously publicly reported. This information is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The information disclosed under this Item 7.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act of 1934, as amended, nor shall it be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as expressly set forth in such filing.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

99.1	Certain information with respect to Endo that has not been previously reported to the public.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENDO PHARMACEUTICALS HOLDINGS INC.

By:	/s/ Caroline B. Manogue
Name:	Caroline B. Manogue
Title:	Executive Vice President, Chief Legal Officer & Secretary

Dated: May 31, 2011

Index to Exhibits

Exhibit Number	Description
99.1	Certain information with respect to Endo that has not previously been reported to the public.